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                                                                    EXHIBIT 99.4


                                    GUARANTY

         This GUARANTY is entered into as of the 14th day of March, 2000, by UICI, a Delaware corporation ("Guarantor"), in favor of and for the benefit of LM FINANCE, LLC., a Nevada limited liability company ("Lender") and its successors and assigns.

                                    RECITALS

         A. UICI SUB I, INC., a Delaware corporation ( "Borrower") has entered into that certain Promissory Note dated as of March 14, 2000, in favor of Lender (said Promissory Note, as amended, supplemented or otherwise modified from time to time being the "Promissory Note"; capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Promissory Note).

         B. Borrower is a wholly-owned subsidiary of Guarantor. Guarantor will receive direct and indirect benefits from the transactions contemplated by the Promissory Note in an amount at least equal to the obligations of Guarantor under this Guaranty, and the loans to the Borrower pursuant to the Promissory Note will produce direct financial benefits to the Guarantor.

         C. It is a condition of the Promissory Note that Borrower's obligations thereunder be guaranteed by Guarantor.

         D. Guarantor is willing irrevocably and unconditionally to guaranty such obligations of Borrower subject to the terms and provisions hereof.

         NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lender to enter into the Promissory Note and to make the loans thereunder, Guarantor hereby agrees as follows:

SECTION 1. DEFINITIONS

         1.1 Certain Defined Terms. As used in this Guaranty, the following terms shall have the following meanings unless the context otherwise requires:

                  "Guaranteed Obligations" means:

                  (a) all principal, interest, reasonable attorneys' fees actually incurred, liabilities for costs and expenses and other indebtedness, obligations and liabilities owed to Lender from Borrower, Guarantor or any other party guaranteeing or granting collateral for the Promissory Note and any other Loan Document (as defined in the Promissory Note) and any renewals, modifications, increases and extensions of the Promissory Note or any Loan Document; and


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                  (b) all costs, expenses and fees, including but not limited to court costs and reasonable attorneys' fees, arising in connection with the collection of any or all amounts, indebtedness, obligations and liabilities described above.

                  "Guaranty" means this Guaranty, dated as of March 14, 2000, as it may be amended, supplemented or otherwise modified from time to time.

                  "payment in full" or "paid in full" means the final and indefeasible payment in full - in cash or such other type of payment or satisfaction as Lender may approve.

         1.2 Interpretation.

                  (a) References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided.

                  (b) In the event of any conflict or inconsistency between the terms, conditions and provisions of this Guaranty and the terms, conditions and provisions of the Promissory Note, the terms, conditions and provisions of this Guaranty shall prevail.

SECTION 2. THE GUARANTY

         2.1 Guaranty of the Guaranteed Obligations. Subject to the provisions of subsection 2.2(a), Guarantor hereby irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment in full of all Guaranteed Obligations when the same shall become due, whether at stated maturity, by required prepayment, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)), as amended.

         2.2 Limitation on Amount Guaranteed; Contribution by Guarantor. (a) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under
Section 548 of Title 11 of the United States Code, as amended, or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer laws"), in each case after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer laws (specifically excluding, however, any liabilities of Guarantor in respect of intercompany indebtedness to Borrower or other subsidiaries or affiliates of Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by Guarantor hereunder and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer laws) of any rights to subrogation or contribution of Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among Guarantor and other subsidiaries or affiliates of Borrower of obligations arising under guaranties by such parties.

         (b) Guarantor under this Guaranty, and each guarantor under other guaranties, if any, relating to the Promissory Note (the "Related Guaranties") which contain a contribution provision


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similar to that set forth in this subsection 2.2(b), together desire to allocate among themselves (collectively, the "Contributing Guarantors"), in a fair and equitable manner, their obligations arising under this Guaranty and the Related Guaranties. Accordingly, in the event any payment or distribution is made by Guarantor under this Guaranty or a guarantor under a Related Guaranty (a
"Funding Guarantor") that exceeds its Fair Share (as defined below), that Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor's
Fair Share Shortfall (as defined below), with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments (as defined below) to equal its Fair Share. "Fair Share" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount (as defined below) with respect to such Contributing Guarantor to (y) the aggregate of the Adjusted Maximum Amounts with respect to all Contributing Guarantors, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty and the Related Guaranties in respect of the obligations guarantied. "Fair Share Shortfall" means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. "Adjusted Maximum Amount" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty and the Related Guaranties, determined in accordance with subsection 2.2(a) or, if applicable, a similar provision contained in a Related Guaranty; provided that, solely for purposes of calculating the "Adjusted Maximum Amount" with respect to any Contributing Guarantor for purposes of this subsection 2.2(b), the assets or liabilities arising by virtue of any rights to or obligations of contribution hereunder or under any similar provision contained in a Related Guaranty shall not be considered as assets or liabilities of such Contributing Guarantor. "Aggregate Payments" means, with respect to a Contributing Guarantor as of any date of determination, the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty and the Related Guaranties (including, without limitation, in respect of this subsection 2.2(b) or any similar provision contained in a Related Guaranty). The amounts payable as contributions hereunder and under similar provisions in the Related Guaranties shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this subsection 2.2(b) or any similar provision contained in a Related Guaranty shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder or under a Related Guaranty. Each Contributing Guarantor under a Related Guaranty is a third party beneficiary to the contribution agreement set forth in this subsection 2.2(b).

         2.3 Liability of Guarantor Absolute. Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees as follows:

                  (a) This Guaranty is a guaranty of payment when due and not of collectibility.

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                  (b) Lender may enforce this Guaranty upon the occurrence of and during the continuation of a Default under the Promissory Note notwithstanding the existence of any dispute between Lender and Borrower with respect to the existence of such Default.

                  (c) The obligations of Guarantor hereunder are independent of the obligations of Borrower under the Loan Documents and the obligations of any other guarantor of the obligations of Borrower under the Loan Documents, and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Borrower or any of such other guarantors and whether or not Borrower is joined in any such action or actions.

                  (d) Guarantor's payment of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge Guarantor's liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if Lender is awarded a judgment in any suit brought to enforce Guarantor's covenants to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit.

                  (e) Subject to the terms of the Promissory Note, Lender, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of Guarantor's liability hereunder, at any time and from time to time, may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations, (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment of this Guaranty or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, including, without limitation, any Related Guaranties or any other obligation of any person with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of Lender in respect of this Guaranty or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Lender may have against any such security, as Lender in its discretion may determine consistent with the Promissory Note and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Borrower or any security for the Guaranteed Obligations; and
         (vi) exercise any other rights available to it under the Loan
         Documents.

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                  (f) This Guaranty and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including without limitation the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Promissory Note, any of the other Loan Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents or from the proceeds of any security for the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though Lender might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) Lender's consent to the change, reorganization or termination of the corporate structure or existence of Borrower and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which Borrower may allege or assert against Lender in respect of the Guaranteed Obligations, including but not limited to failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury; and
         (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as obligor in respect of the Guaranteed Obligations.

         2.4 Waivers by Guarantor. Guarantor hereby waives, for the benefit of
Lender:

                  (a) any right to require Lender, as a condition of payment or performance by Guarantor, to (i) proceed against Borrower, any other guarantor of the Guaranteed Obligations or any other person, (ii) proceed against or exhaust any security held from Borrower, any other guarantor of the Guaranteed Obligations or any other person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person, or (iv) pursue any other remedy in the power of Lender whatsoever;

                  (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrower including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Borrower from any cause other than payment in full of the Guaranteed Obligations;

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                  (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

                  (d) any defense based upon Lender's errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to gross negligence or willful misconduct as determined by a court of competent jurisdiction;

                  (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor's liabilities hereunder or the enforcement hereof,
         (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto;

                  (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Promissory Note or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to Borrower and notices of any of the matters referred to in subsection
         2.3 and any right to consent to any thereof; and

                  (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

         2.5 Payment by Guarantor; Application of Payments. Subject to the provisions of subsection 2.2(a), Guarantor hereby agrees in furtherance of the foregoing and not in limitation of any other right which Lender or any other person may have at law or in equity against Guarantor by virtue hereof, that upon the failure of Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)), Guarantor will forthwith pay, or cause to be paid, in cash, to Lender, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Borrower, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Borrower for such interest in any such bankruptcy proceeding) and all other Guaranteed Obligations then owed to Lender as aforesaid. All such payments shall be applied promptly from time to time by
Lender:


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                  First, to the payment of the costs and expenses of any
         collection or other realization under this Guaranty, including reasonable compensation to Lender and its agents and counsel, and all expenses, liabilities and advances made or incurred by Lender in connection therewith;

                  Second, to the payment of all other Guaranteed Obligations;
         and

                  Third, after payment in full of all Guaranteed Obligations, to the payment to Guarantor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such payments.

         2.6 Subrogation. Until the Guaranteed Obligations shall have been paid in full, Guarantor shall withhold exercise of (a) any right of subrogation, (b) any right of contribution Guarantor may have against any other guarantor of the Guaranteed Obligations, (c) any right to enforce any remedy which Lender now has or may hereafter have against Borrower or (d) any benefit of, and any right to participate in, any security now or hereafter held by Lender. Guarantor further agrees that, to the extent the withholding of the exercise of its rights of subrogation and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation Guarantor may have against Borrower or against any collateral or security, and any rights of contribution Guarantor may have against any other guarantor, shall be junior and subordinate to any rights Lender may have against Borrower, to all right, title and interest Lender may have in any such collateral or security, and to any right Lender may have against such other guarantor. Lender, may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights Guarantor may have, and upon any such disposition or sale any rights of subrogation Guarantor may have with respect to such sale or disposition shall terminate. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for Lender and shall forthwith be paid over to Lender to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Promissory Note or any applicable security agreement.

         2.7 Subordination of Other Obligations of Borrower. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated in right of payment to the Guaranteed Obligations, provided prior to a Default, Guarantor may receive ordinary course or regularly scheduled payments of such indebtedness. Any such indebtedness of Borrower to Guarantor collected or received by Guarantor after a Default has occurred and is continuing shall be held in trust for Lender and shall forthwith be paid over to Lender to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of Guarantor under any other provision of this Guaranty.

         2.8 Expenses. Guarantor agrees to pay, or cause to be paid, and to save Lender harmless against liability for, any and all reasonable costs and expenses (including reasonable fees and disbursements of counsel and allocated costs of internal counsel) incurred or expended by Lender in connection with the enforcement of or preservation of any rights under this Guaranty.

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         2.9 Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations shall have been paid in full.

         2.10 Financial Condition of Borrower. Any future extensions of credit may be granted to Borrower or continued from time to time without notice to or authorization from Guarantor regardless of the financial or other condition of Borrower at the time of any such grant or continuation. Lender shall have no obligation to disclose or discuss with Guarantor their assessment, or Guarantor's assessment, of the financial condition of Borrower. Guarantor has adequate means to obtain information from Borrower on a continuing basis concerning the financial condition of Borrower and its ability to perform its obligations under the Loan Documents, and Guarantor assumes the responsibility for being and keeping informed of the financial condition of Borrower and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Guarantor hereby waives and relinquishes any duty on the part of Lender to disclose any matter, fact or thing relating to the business, operations or conditions of Borrower now known or hereafter known by Lender.

         2.11 Rights Cumulative. The rights, powers and remedies given to Lender by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Lender by virtue of any statute or rule of law or in any of the other Loan Documents or any agreement between Guarantor and Lender or between Borrower and Lender. Any forbearance or failure to exercise, and any delay by Lender in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

         2.12 Bankruptcy: Post-Petition Interest: Reinstatement of Guaranty.

                  (a) So long as any Guaranteed Obligations remain outstanding, Guarantor shall not, without the prior written consent of Lender in accordance with the terms of the Promissory Note, commence or join with any other person in commencing any bankruptcy, reorganization or insolvency proceedings of or against Borrower. The obligations of Guarantor under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Borrower or by any defense which Borrower may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

                  (b) Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if said proceedings had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantor and Lender that the Guaranteed Obligations which are guaranteed by Guarantor pursuant to this Guaranty should be determined without

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         regard to any rule of law or order which may relieve Borrower of any portion of such Guaranteed Obligations. Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Lender, or allow the claim of Lender in respect of, any such interest accruing after the date on which such proceeding is commenced.

                  (c) In the event that all or any portion of the Guaranteed Obligations are paid by Borrower, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes under this Guaranty.

         2.13 Notice of Events. As soon as Guarantor obtains knowledge thereof, and to the extent Borrower had such knowledge would be required to do so under any Loan Document, Guarantor shall give Lender written notice of any condition or event which has resulted or might reasonably be expected to result in (a) a material adverse change in the financial condition of Guarantor and Borrower, taken as a whole, or (b) a breach of or noncompliance with any term, condition or covenant contained herein or in the Promissory Note, any other Loan Document or in any document delivered pursuant hereto or thereto, or (c) a material breach of, or material noncompliance with, any material term, condition or covenant of any material contract to which Guarantor or Borrower is a party or by which Guarantor or Borrower or Guarantor's or Borrower's property may be bound.

         2.14 Set Off. In addition to any other rights Lender may have under law or in equity, if any amount shall at any time be due and owing by Guarantor to Lender under this Guaranty from and after the occurrence of a Default and during the continuation thereof, Lender is authorized at any time or from time to time, without notice (any such notice being hereby expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of Lender owing to Guarantor and any other property of Guarantor held by Lender to or for the credit or the account of Guarantor against and on account of the Guaranteed Obligations and liabilities of Guarantor to Lender under this Guaranty. After exercising any right to set off, appropriate or apply any deposits or other indebtedness of Guarantor, Lender exercising such right shall endeavor to provide notice of such set off, appropriation or application to Guarantor promptly, but any failure to do so shall not affect the validity of any such set off, appropriation or application.

SECTION 3. REPRESENTATIONS AND WARRANTIES

         In order to induce Lender to accept this Guaranty and to enter into the Promissory Note and extend credit to Borrower thereunder, Guarantor hereby represents and warrants to Lender that the following statements are true and correct:


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         3.1 Corporate Existence. Guarantor is duly organized, validly existing and in good standing under the laws of the state of its incorporation, has the corporate power to own its assets and to transact the business in which it is now engaged and is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification.

         3.2 Corporate Power: Authorization: Enforceable Obligations. Guarantor has the corporate power, authority and legal right to execute, deliver and perform this Guaranty and all other Loan Documents to which Guarantor is a party (all such agreements herein collectively referred to as the "Guarantor Agreements") and all obligations required under the Guarantor Agreements and has taken all necessary corporate action to authorize the Guarantor Agreements on the terms and conditions of such agreements and its execution, delivery and performance of the Guarantor Agreements and all obligations required under such agreements. No consent of any other person including, without limitation, stockholders and creditors of Guarantor, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by Guarantor in connection with the Guarantor Agreements or the execution, delivery, performance, validity or enforceability of the Guarantor Agreements and the obligations required under such agreements except for (i) such consents which have been validly obtained, or (ii) in the case of any leasehold interest of Guarantor, Guarantor has used commercially reasonable efforts to obtain any such consent and the failure of Guarantor to obtain any such consent is the result of the exercise by a landlord of such landlord's existing contractual right to withhold such consent. The Guarantor Agreements have been, and each instrument or document required in connection with such agreements will be, executed and delivered by a duly authorized officer of Guarantor, and the Guarantor Agreements constitute, and each instrument or document required in connection therewith when executed and delivered will constitute, the legally valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or equitable principles relating to or limiting creditors' rights generally.

         3.3 No Legal Bar to this Guaranty. The execution, delivery and performance of the Guarantor Agreements and the documents or instruments required in connection therewith, and the use of the proceeds of the borrowings under the Promissory Note, will not violate any provision of any existing law or regulation binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor, or the certificate of incorporation or bylaws of Guarantor or any securities issued by Guarantor, or any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Guarantor is a party or by which Guarantor or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of Guarantor and will not result in, or require, the creation or imposition of any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

         3.4 Benefit to Guarantor. Borrower is a subsidiary of Guarantor, and Guarantor's board of directors has determined, as evidenced by resolution duly adopted and in full force and effect on the date hereof, that Guarantor will receive direct and indirect benefit from the


GUARANTY - PAGE 10
transactions contemplated by the Promissory Note in an amount at least equal to the obligations of Guarantor under this Guaranty, and that loans to Borrower produce direct financial benefits to Guarantor. Therefore, the value of the consideration received and to be received by Guarantor as a result of Guarantor's entering into this Guaranty and each of the other Loan Documents to which it is a party is reasonably worth at least as much as the liability and obligations of Guarantor hereunder and under the other Loan Documents to which Guarantor is a party and such liability and obligations have benefitted and may reasonably be expected to benefit Guarantor directly.

SECTION 4. COVENANTS.

         Guarantor covenants and agrees that, unless and until all of the Guaranteed Obligations shall have been paid in full, unless Lender shall otherwise consent in writing:

         4.1 Corporate Existence, Etc. Guarantor shall at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business, except as may be expressly provided in the Promissory Note.

         4.2 Compliance with Laws, Etc. Guarantor shall comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying when due all taxes, assessments and governmental charges imposed upon it or upon any of its properties or assets or in respect of any of its franchises, businesses, income or property before any penalty or interest accrues thereon unless such tax, assessment or charge is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and Guarantor has established such reserve or other appropriate provision, if any, as shall be required in conformity with general accepted accounting principals; provided that Guarantor shall in any event pay such taxes, assessments and governmental charges not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Guarantor as a result of the failure to make such payment.

         4.3 Books and Records. Guarantor shall keep and maintain books of record and account with respect to its operations in accordance with generally accepted accounting principles and shall permit Lender and its respective officers, employees and authorized agents to examine, copy and make excerpts from the books and records of Guarantor, if any, and to inspect the properties of Guarantor, both real and personal, at such reasonable times as Lender may request.

SECTION 5. MISCELLANEOUS

         5.1 Survival of Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the execution and delivery of the Promissory Note.

         5.2 Notices. Any communications between Lender and Guarantor and any notices or requests provided herein to be given may be given by mailing the same, postage prepaid, or by telex, facsimile transmission or cable to each such party at its address set forth in or determined pursuant to the Promissory Note, on the signature pages hereof or to such other addresses as each


GUARANTY - PAGE 11
such party may in writing hereafter indicate. Any notice, request or demand to or upon Lender or Guarantor shall not be effective until received.

         5.3 Severability. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         5.4 Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, or consent to any departure by Guarantor therefrom, shall in any event be effective unless in writing and signed by Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         5.5. Headings. Section and subsection headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

         5.6 Applicable Law. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTOR AND LENDER HEREUNDER AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

         5.7 Successors and Assigns; Reliance by Lender. This Guaranty is a continuing guaranty and shall be binding upon Guarantor and its successors and assigns. This Guaranty shall inure to the benefit of Lender and its respective successors and assigns, including, without limitation, any subsequent holder of all or any part of the Obligations. Guarantor shall not assign this Guaranty nor any of the rights or obligations of Guarantor hereunder without the prior written consent of Lender. Lender may, without notice or consent, assign its interest in this Guaranty in whole or in part as part of a sale or other transfer of the Promissory Note, and/or all or any portion of its interest in the Loans (whether by direct transfer, transfer of a participation interest, or otherwise). The terms and provisions of this Guaranty shall inure to the benefit of any assignee or transferee of the Promissory Note and/or any interest in the Promissory Note, and in the event of such transfer or assignment the rights and privileges herein conferred upon Lender shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

         5.8 Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT TO WHICH GUARANTOR IS A PARTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF TEXAS AND BY EXECUTION AND DELIVERY OF THIS GUARANTY GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY


GUARANTY - PAGE 12

DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY AND/OR ANY OTHER LOAN DOCUMENT TO WHICH GUARANTOR IS A PARTY. Guarantor hereby agrees that service of process sufficient for personal jurisdiction in any action against Guarantor in the State of Texas may be made by registered or certified mail, return receipt requested, to Guarantor in accordance with subsection 5.2, and Guarantor hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Lender to bring proceedings against Guarantor in the courts of any other jurisdiction.

         5.9 Waiver of Trial by Jury. GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, AND LENDER HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT TO WHICH GUARANTOR IS A PARTY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Guarantor and, by their acceptance of the benefits hereof, Lender (i) acknowledges that this waiver is a material inducement for Guarantor, Lender to enter into a business relationship, that Guarantor, Lender has already relied on this waiver in entering into this Guaranty or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND ANY OTHER LOAN DOCUMENT TO WHICH GUARANTOR IS A PARTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

         5.10 No Other Writing. This writing is intended by Guarantor and Lender as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.

         5.11 Further Assurances. At any time or from time to time, upon the request of Lender, Guarantor shall execute and deliver such further documents and do such other acts and things as Lender may reasonably request in order to effect fully the purposes of this Guaranty.

                            (SIGNATURE PAGE FOLLOWS)


GUARANTY - PAGE 13

         IN WITNESS WHEREOF, Guarantor has executed this Guaranty by its duly authorized officer as of the date first above written.

                                        UICI,
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Name:  Glenn W. Reed
                                        Title: Executive Vice President


                                        Address:    4001 McEwen Blvd., Suite 200
                                                    Dallas, Texas 75244
                                        Telephone:  972-392-6719
                                        Telecopy:   972-392-6717




Accepted by:

LM FINANCE, LLC.


By:
         ------------------------------
Name:    Gary L. Friedman
Title:   Secretary





GUARANTY - SIGNATURE PAGE